UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/11/2007

Sears Holdings Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51217

Delaware	20-1920798
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3333 Beverly Road
Hoffman Estates, Illinois 60179
(Address of principal executive offices, including zip code)

847-286-2500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) William C. Crowley ceased performing the function of the Registrant's principal financial officer for purposes of the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and chief financial officer for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 on December 11, 2007. Mr. Crowley continues to serve as Executive Vice President and Chief Administrative Officer of the Registrant and as a member of the Registrant's Board of Directors.

(c) On December 11, 2007, the Board of Directors of the Registrant appointed J. Miles Reidy to perform the function of principal financial officer for purposes of the 1933 Act and the 1934 Act, and the Registrant's chief financial officer for purposes of Section 906 of the Sarbanes-Oxley Act of 2002, which is in addition to the position of Executive Vice President and Chief Financial Officer that Mr. Reidy has held since October 1, 2007.

The information included in the Registrant's Current Report on Form 8-K, dated September 10, 2007 and filed with the Securities and Exchange Commission on September 14, 2007, is hereby incorporated by reference into this Item 5.02.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sears Holdings Corporation

Date: December 14, 2007	By:	/s/ William K. Phelan
William K. Phelan
Senior Vice President, Controller and Treasurer